Exhibit (a)(1)(E)

ADS LETTER OF TRANSMITTAL
To Tender Ordinary Shares represented by American Depositary Shares of
CRUCELL N.V.
at
€24.75 NET PER AMERICAN DEPOSITARY SHARE

Pursuant to the Offer Document dated December 8, 2010
by
JJC ACQUISITION COMPANY B.V.
a wholly-owned subsidiary of

JOHNSON & JOHNSON

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 17:45 HOURS DUTCH TIME (11:45 A.M. NEW YORK TIME), ON FEBRUARY 16, 2011, UNLESS THE OFFER IS EXTENDED.

The U.S. Settlement Agent for the Offer is:

Computershare Trust Company, N.A.

If delivering by mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	If delivering by overnight courier: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions Suite V 250 Royall Street Canton, MA 02021

DESCRIPTION OF ADS(s) TENDERED
ADSs Tendered
(Attach additional signed list, if necessary)
Total Number of
Name(s) and Address(es) of Registered Holder(s)	ADR	ADSs Represented	Total Number
(Please fill in, if blank, exactly as name(s) appear(s) on	Serial	by	of ADSs
ADR(s))	Number(s)(1)	ADR(s)(1)	Tendered(2)

Total ADR(s)

Total ADS(s)

(1) Need not be completed by ADS holders tendering by book-entry transfer.
(2) Unless otherwise indicated, it will be assumed that all ADSs represented by ADRs described above are being tendered. See Instruction 4 below.

DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO COMPUTERSHARE TRUST COMPANY, N.A. (THE “U.S. SETTLEMENT AGENT”). YOU MUST SIGN THIS ADS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW, IF REQUIRED.

THE INSTRUCTIONS SET FORTH IN THIS ADS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS ADS LETTER OF TRANSMITTAL IS COMPLETED. ACCEPTANCE OF THE OFFER IN RESPECT OF ORDINARY SHARES (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY ADSS) CANNOT BE MADE THROUGH THIS ADS LETTER OF TRANSMITTAL. THIS ADS LETTER OF TRANSMITTAL PERTAINS ONLY TO HOLDERS OF ADSS AND ADSS REPRESENTED BY ADRS, WHEREVER LOCATED. SEE INSTRUCTION 12.

You have received this ADS Letter of Transmittal in connection with the offer by JJC Acquisition Company B.V., a private company with limited liability incorporated under the laws of the Netherlands (the “Offeror”) and a wholly-owned subsidiary of Johnson & Johnson, a New Jersey corporation (“Parent”), to acquire all of the issued and outstanding Ordinary Shares, nominal value €0.24 per share (“Ordinary Shares”), of Crucell N.V., a public limited liability company incorporated under the laws of the Netherlands (the “Company”), and all of the outstanding American depositary shares of the Company, each of which represents one Ordinary Share (“ADSs”), as described in the Offer Document dated December 8, 2010 (the “Offer Document”).

The Offer is not being made, and ADSs (including American Depositary Receipts (“ADRs”) representing ADSs) will not be accepted for purchase from or on behalf of any ADS holder, in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities or other laws or regulations of such jurisdiction or would require any registration, approval or filing with any regulatory authority not expressly contemplated by the terms of the Offer Document.

This ADS Letter of Transmittal is to be used by ADS holders of Crucell N.V. if ADRs representing ADSs are to be delivered herewith or, unless an Agent’s Message (as defined in Instruction 2 below) is utilized, if delivery of ADSs is to be made by book-entry transfer to an account maintained by the U.S. Settlement Agent at the Depository Trust Company (the “Book-Entry Transfer Facility” or “DTC”), pursuant to Section 6.3.3 (“Acceptance by Holders of ADSs”) of the Offer Document.

ADS holders whose ADRs representing ADSs are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all required documents to the U.S. Settlement agent prior to the expiration of the Offer, must tender their ADSs according to the guaranteed delivery procedure set forth in Section 6.3.3 (“Acceptance by Holders of ADSs”) of the Offer Document in order to participate in the Offer. See Instruction 2. Delivery of documents to the Depositary Trust Company does not constitute delivery to the U.S. Settlement Agent.

Additional Information if ADRs representing ADSs Have Been Lost, Are Being Delivered By
Book-Entry Transfer or Are Being Delivered Pursuant to a Previous Notice of Guaranteed Delivery

If any ADRs representing ADSs you are tendering with this ADS Letter of Transmittal have been lost, stolen, destroyed or mutilated, you should contact BNY Mellon, the ADS Depositary, at 1-888-BNY-ADRS, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the ADRs representing ADSs may be subsequently recirculated. You are urged to contact BNY Mellon immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 11.

☐	Check here if ADRs are enclosed herewith.

☐	Check here if tendered ADSs are being delivered by book-entry transfer made to an account maintained by the U.S. Settlement Agent with the Book-Entry Transfer Facility and complete the following (only financial institutions that are participants in the system of the Book-Entry Transfer Facility may deliver Shares by book-entry transfer):

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	Check here if tendered ADSs are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the U.S. Settlement Agent and complete the following:

Name(s) of Registered ADS Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If Delivery is by Book-Entry Transfer, Provide the Following:

DTC Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to the Offeror the above-described ADSs, on the terms and subject to the conditions and restrictions contained in the Offer Document and in this ADS Letter of Transmittal, receipt of which is hereby acknowledged.

The undersigned understands that the cash consideration paid to tendering holders of ADSs will be the U.S. dollar equivalent of €24.75 per ADS, calculated by using the spot market exchange rate for the U.S. dollar against the Euro on the date on which funds are received by the U.S. Settlement Agent to pay for ADSs upon completion of the Offer, net to the Shareholder in cash, without interest and less any applicable withholding taxes.

On the terms and subject to the conditions and restrictions of the Offer, and effective upon acceptance for payment of the ADSs tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to all of the ADSs that are being tendered hereby (and any and all dividends or other distributions in respect thereof on or after the date hereof (collectively, “Distributions”)) and irrevocably constitutes and appoints the U.S. Settlement Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs (and any and all Distributions), with full knowledge that the U.S. Settlement Agent is also acting as agent of the Offeror in connection with the Offer, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the ADRs representing such ADSs (and any and all Distributions) or transfer ownership of such ADSs (and any and all Distributions) on the account books maintained by the U.S. Settlement Agent’s book transfer facility (pursuant to the procedures set forth in Section 6.3.3 (“Acceptance by Holders of ADSs”) of the Offer Document), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror, (ii) present such ADS (and any and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and any and all Distributions), all in accordance with the terms and subject to the conditions and restrictions of the Offer.

By executing this ADS Letter of Transmittal, the undersigned hereby irrevocably appoints the Offeror or its designee as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, with respect to all of the ADSs (and any and all Distributions) tendered hereby and accepted for payment by the Offeror, to (i) except as otherwise indicated below with respect to this clause (i), vote FOR the following resolution to be proposed at an extraordinary general meeting of the Shareholders be held following the closing of the Offer (such proposal, the “Post Offer EGM Resolution” and such meeting, the “Post Offer EGM”):

“Proposal to approve the Crucell Management Board’s resolution approved by the Crucell Supervisory Board to transfer the business of Crucell to JJC Acquisition Company B.V., a wholly owned subsidiary of Johnson & Johnson, or an affiliate of JJC Acquisition Company B.V., and to enter into the business purchase agreement substantially in the form attached as Schedule G to the merger agreement dated 6 October 2010 between Cilag Holding AG and Crucell.”;

(ii) vote at any annual or extraordinary meeting of Shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper, (iii) execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper and (iv) otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper. This appointment will be effective if and when, and only to the extent that, the Offeror accepts such ADSs for payment pursuant to the Offer. Except as otherwise indicated below, this power of attorney and proxy are irrevocable and coupled with an interest, and are granted in consideration of the acceptance for payment of such ADSs in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such ADSs (and any and all Distributions), and, except as otherwise indicated below, no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Except as expressly set forth in the succeeding paragraph, the Offeror reserves the right to require that, in order for the ADSs to be deemed validly tendered, immediately upon the Offeror’s acceptance for payment of such ADSs, the Offeror must be able to exercise full voting, consent and other rights with respect to such ADSs (and any and all Distributions), including voting at any meeting of the Shareholders.

The Post Offer EGM is scheduled to take place after settlement of the Offer (at which time the undersigned will no longer be the holder of the ADS tendered hereby), but to have its record date on the third business day after the closing of the acceptance period (i.e., prior to settlement of the Offer), allowing the undersigned to give its proxy to the Offeror or its designee to vote in favor of the Post Offer EGM Resolution. If the undersigned has granted a proxy, the undersigned may still appear at the Post

Offer EGM to vote in person and the Offeror may not vote such proxy granted by such Shareholder at the Post Offer EGM. If the undersigned withdraws the ADSs tendered hereby, the proxy granted hereby will also be withdrawn.

Unless the undersigned checks the box indicated below, by completing and executing this ADS Letter of Transmittal the undersigned will also be deemed to concurrently grant a proxy in respect of the Post Offer EGM Resolution with respect to all tendered ADSs.

The undersigned hereby represents and warrants that the undersigned: (i) accepts the Offer with respect to the ADSs tendered hereby, on and subject to the terms and conditions of the Offer, (ii) has full power and authority to tender, sell and deliver (leveren) the ADSs tendered hereby, together with all rights attaching thereto (and any and all Distributions) and, when the same are accepted for payment by the Offeror, the Offeror will acquire such ADSs, with full title guarantee and free and clear of all third party rights and restrictions of any kind, (iii) has not entered into any other agreement to tender, sell or deliver (leveren) the ADSs tendered to any party other than the Offeror and, when the same are purchased by the Offeror for cash, the undersigned will not have transferred the same to the Offeror in violation of any contractual or other restriction on the transfer thereof, and (iv) has tendered such ADSs in compliance with the restrictions as set out in Section 1 (“Restrictions”) of the Offer Document and the securities and other applicable laws and/or regulations of the jurisdiction(s) to which the undersigned is subject, and no registration, approval or filing with any regulatory authority of such jurisdiction is required in connection with the tender of such ADSs.

The undersigned will, upon request, execute and deliver any additional documents deemed by the U.S. Settlement Agent or the Offeror to be necessary or desirable to complete the tender, sale and delivery (levering) of the ADSs tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the U.S. Settlement Agent for the account of the Offeror all Distributions in respect of the ADSs tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Offeror shall be entitled to all rights and privileges as owner of each such Distribution and, unless such Distribution is transferred to the Offeror, may deduct from the purchase price of the ADSs tendered hereby the amount or value of such Distribution as determined by the Offeror in its sole discretion.

All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer Document, the tender of ADSs herewith is irrevocable. The undersigned and JJC Acquisition Company B.V. waive the right to rescind the agreement laid down in this ADS Letter of Transmittal or to demand rescission thereof based on Section 6:265 of the Dutch Civil Code.

The undersigned undertakes, represents and warrants that if any provision of this ADS Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford the Offeror or the U.S. Settlement Agent or their respective agents the benefit of the authority expressed to be given in this ADS Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and things and execute all such documents as may be required to enable the Offeror or the U.S. Settlement Agent to secure the full benefits of this ADS Letter of Transmittal.

The undersigned understands that the valid tender of ADSs pursuant to any of the procedures described in the Offer Document and in the instructions hereto will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, upon the terms and subject to the conditions of any such extension or amendment).

The undersigned agrees to ratify each and every act or thing which may be done or effected by any director of, or other person nominated by, the Offeror or its respective agents, as the case may be, in the exercise of any of its, his or her powers and/or authorities hereunder.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of all of the ADSs purchased and, if appropriate, return any ADRs for the ADSs not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of ADS(s) Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of all of the ADSs purchased and, if appropriate, return any ADRs for the ADSs not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address of the registered holder(s) appearing above under “Description of ADS(s) Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all ADSs purchased and, if appropriate, return any ADRs representing ADSs not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such ADRs (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit any ADSs tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Offeror has no obligation, pursuant to the “Special Payment Instructions,” to transfer any ADSs from the name of the registered holder thereof if the Offeror does not accept for payment any of the ADSs so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of ADSs accepted for payment and/or ADRs representing ADSs not tendered or not accepted are to be issued in the name of someone other than the undersigned.

Issue check and/or certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.)
(Also Complete Substitute Form W-9 Below)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of ADSs accepted for payment and/or ADRs representing ADSs not tendered or not accepted are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail check and/or certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.)
(Also Complete Substitute Form W-9 Below)

IMPORTANT

ADS HOLDERS SIGN HERE
(Please complete and return the attached Substitute Form W-9 below)

Signature(s) of ADS Holder(s)
Dated:                                         , 20

Name(s):
(Please Print)

Capacity (full title) (See Instruction 5):

Address:

(Include Zip Code)

Area Code and Telephone No.:

Tax Identification or Social Security No. (See Substitute Form W-9 enclosed herewith):

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the ADRs representing the ADSs or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Unless the undersigned checks the box below, by completing and executing this ADS Letter of
Transmittal the undersigned will also be deemed to concurrently grant a proxy in respect of the
Post Offer EGM Resolution with respect to all tendered ADSs

☐ I DO NOT GRANT A PROXY IN RESPECT OF THE POST OFFER EGM RESOLUTION

GUARANTEE OF SIGNATURE(S)

(If Required — See Instructions 1 and 5)

Authorized Signature:

Name:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone No.:

Dated:                                        , 20

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures.  No signature guarantee is required on this ADS Letter of Transmittal (a) if this ADS Letter of Transmittal is signed by the registered holder(s) of ADSs (which term, for purposes of this ADS Letter of Transmittal, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of an ADS) tendered herewith, unless such registered holder has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this ADS Letter of Transmittal or (b) if such ADSs are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or by any other “eligible guarantor institution” (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each, an “Eligible Institution”). In all other cases, all signatures on this ADS Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender.  This ADS Letter of Transmittal is to be completed by holders of ADSs, if ADRs representing ADSs are to be delivered to the U.S. Settlement Agent or, unless an Agent’s Message (as defined below) is utilized, if delivery of ADSs is to be made by book-entry transfer pursuant to Section 6.3.3 (“Acceptance by Holders of ADSs”) of the Offer Document.

ADRs representing ADSs, or timely confirmation of a book-entry transfer of ADSs into the U.S. Settlement Agent’s account at the Book-Entry Transfer Facility, as well as this ADS Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or an Agent’s Message (as defined below) in connection with a book-entry transfer, together with the corresponding ADRs, if applicable, and any other required documents, must be received by the U.S. Settlement Agent prior to the expiration of the Offer.

ADS holders whose ADRs representing ADSs are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all required documents to the U.S. Settlement agent prior to the expiration of the Offer, must tender their ADSs according to the guaranteed delivery procedure set forth in Section 6.3.3 (“Acceptance by Holders of ADSs”) of the Offer Document in order to participate in the Offer. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided with the Offer Document, must be received by the U.S. Settlement Agent prior to the expiration of the Offer; and (iii) ADSs in proper form for transfer, together with (a) in the case of ADSs represented by ADRs, a properly completed and duly executed ADS Letter of Transmittal, together with any required signature guarantees, or (b) in the case of a book-entry transfer, a book-entry confirmation along with an Agent’s Message (as defined below) and any other required documents, must be received by the U.S. Settlement Agent within three trading days after the date of execution of such Notice of Guaranteed Delivery. If ADRs are delivered separately to the U.S. Settlement Agent, a properly completed and duly executed ADS Letter of Transmittal must accompany each such delivery. Delivery of documents to the Depositary Trust Company does not constitute delivery to the U.S. Settlement Agent.

The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the U.S. Settlement Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering Shareholder that the Shareholder has received and agrees to be bound by the terms of the ADS Letter of Transmittal, which includes the concurrent grant of proxy with respect to all tendered ADSs, including in respect of the Post Offer EGM Resolution, and the Offer Document, and that the Offeror may enforce such agreement against the tendering Shareholder.

The method of delivery of this ADS Letter of Transmittal and, if applicable, ADRs, and all other required documents, including delivery through book-entry transfer, is at the option and risk of the ADS holder, and the delivery will be deemed made only when actually received by the U.S. Settlement Agent (including, in the case of book-entry transfer, by book-entry confirmation as set forth in Section 6.3.3 (“Acceptance by Holders of ADSs”) of the Offer Document). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

The Offeror will not accept any alternative, conditional or contingent tenders, and no fractional ADSs will be purchased. By executing this ADS Letter of Transmittal, the tendering ADS holder waives any right to receive any notice of the acceptance for payment of the ADSs.

3. Inadequate Space.  If the space provided herein is inadequate, the number of ADSs and the ADR numbers with respect to such ADSs should be listed on a signed separate schedule attached hereto and separately signed on each page in the same manner as this ADS Letter of Transmittal.

4. Partial Tenders (Not Applicable to holders who tender by Book-Entry Transfer).  If fewer than all the ADSs represented by any ADRs delivered to the U.S. Settlement Agent are to be tendered hereby, fill in the number of ADSs that are to be tendered in the box entitled “Total Number of ADSs Tendered”. All ADSs represented by ADRs delivered to the U.S. Settlement Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on ADS Letter of Transmittal; Stock Powers and Endorsements.

(a) Exact Signatures.  If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADRs representing the ADSs, without alteration, enlargement or any change whatsoever.

(b) Joint Holders.  If any of the ADSs tendered hereby are held of record by two or more joint owners, all such owners must sign this ADS Letter of Transmittal.

(c) Different Names on Certificates.  If any of the ADSs tendered hereby are registered in different names on the ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of the ADRs.

(d) Endorsements.  If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, no endorsements of ADRs or separate stock powers are required, unless payment is to be made, or ADRs representing ADSs not tendered are to be returned or issued, in the name of any person other than the registered holder(s). Signatures on any such ADRs or stock power must be guaranteed by an Eligible Institution.

If this ADS Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs listed, ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs representing such ADSs. Signature(s) on any such ADRs or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this ADS Letter of Transmittal or ADRs or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of the authority of such person so to act must be submitted.

If you are a holder of ADSs who is a natural person (excluding entities such as corporations, partnerships or LLCs) and you are executing this ADS Letter of Transmittal in New York, you must contact the Information Agent prior to executing and returning this ADS Letter of Transmittal in order to receive additional disclosures regarding the grant of a power of attorney and related forms for execution as required under New York law. The failure by a holder of ADSs who is a natural person executing the ADS Letter of Transmittal in New York to obtain and execute such additional documentation in conjunction with the ADS Letter of Transmittal may result in any ADSs tendered by such holder not being validly tendered for purposes of the Offer and, as a result, not being accepted for payment.

6. Stock Transfer Taxes.  Except as otherwise provided in Section 12.3.3 (“Swiss Transfer Taxes”) of the Offer Document and in this Instruction 6, neither the Offeror nor any successor entity thereto will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of any ADSs to it or its order pursuant to the Offer. If, however, a transfer tax is imposed based on income or for any reason other than the tender of ADSs in the Offer, then those transfer taxes, whether imposed on the registered holder(s) or any other person(s), will not be payable to the tendering holder(s). If payment of the purchase price is to be made to, or (in circumstances permitted hereby) if ADRs not tendered or not accepted for payment are to be issued in the name of, any person(s) other than the registered holder(s), or if tendered ADRs are registered in the name of any person(s) other than the person(s) signing this ADS Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the purchase price of such ADSs purchased unless evidence satisfactory to the Offeror of the payment of such taxes, or exemption therefrom, is submitted.

If ADRs representing ADSs are delivered to the office of the U.S. Settlement Agent in the State of New York, tendering holders may be required to submit satisfactory evidence of payment of any applicable New York State stock transfer tax. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to ADRs listed in this ADS Letter of Transmittal.

7. Special Payment and Delivery Instructions.  If a check is to be issued in the name of, and, if appropriate, ADRs representing ADSs not tendered or not accepted for payment are to be issued or returned to, any person(s) other than the signer of this ADS Letter of Transmittal or if a check and, if appropriate, such ADRs are to be returned to any person(s) other than the person(s) signing this ADS Letter of Transmittal or to an address other than that shown in this ADS Letter of Transmittal, the appropriate boxes on this ADS Letter of Transmittal must be completed.

8. Substitute Form W-9; Backup Withholding; Taxpayer Identification Number.  Under U.S. Federal income tax law, if you tender your ADSs, you generally are required to furnish the U.S. Settlement Agent either (i) a properly completed IRS Form W-9 or Substitute Form W-9 (which is included below) with your correct Taxpayer Identification Number (“TIN”), if you are a “U.S. Shareholder” (as defined in the Offer Document under Section 12.2 (“Material U.S. Federal Income Tax Considerations”)) or (ii) a properly completed appropriate Internal Revenue Service (“IRS”) Form W-8, if you are not a U.S. Shareholder.

Use Substitute Form W-9 only if you are a U.S. person, including a resident alien individual. If you have been notified by the IRS that you are subject to backup withholding, you must cross out item (2) of the Certification box in Part 2 of the Substitute Form W-9, unless you have since been notified by the IRS that you are no longer subject to backup withholding. You will be subject to backup withholding at a rate of 31% (pursuant to a scheduled increase from 28% to 31% on January 1, 2011) on all reportable payments made to you pursuant to the Offer if (i) you do not furnish your TIN to the requester, (ii) you do not certify your TIN, (iii) the IRS tells the requester that you furnished an incorrect TIN, (iv) the IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return, or (v) you do not certify to the requester that you are not subject to backup withholding. Certain payees are exempt from backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for further guidance on whether you are an exempt payee.

Backup withholding is not an additional tax. You may credit any amounts withheld against your regular U.S. Federal income tax liability or, if backup withholding results in an overpayment of taxes, claim a refund from the IRS.

If you have not been issued a TIN and have applied for one or intend to apply for one in the near future, you should check the box in Part 3 of the Substitute Form W-9, and sign and date the Substitute Form W-9. If the box in Part 3 is checked and the U.S. Settlement Agent is not provided with a TIN by the time of payment, the U.S. Settlement Agent will withhold 31% (pursuant to a scheduled increase from 28% to 31% on January 1, 2011) of all reportable payments until you provide a TIN to the U.S. Settlement Agent, or have otherwise established an exemption from backup withholding.

You are generally exempt from backup withholding if you are a nonresident alien or a foreign entity (including a disregarded domestic entity with a foreign owner) and submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the U.S. Settlement Agent or from the IRS at its website (www.irs.gov). You should consult a tax advisor to determine which IRS Form W-8 is appropriate for you. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for further instructions.

If you fail to furnish your correct TIN to the U.S. Settlement Agent, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Willfully falsifying certifications or affirmations may subject you to criminal penalties, including fines and/or imprisonment.

9. Irregularities.  The Offeror will determine questions as to the validity, form, eligibility, including, but not limited to, time of receipt, and acceptance for purchase of any tender of Shares, and the Offeror’s determination will be final and binding. The Offeror reserves the absolute right to reject any and all tenders of ADSs that it determines are not in proper form or the acceptance for purchase of which may be unlawful. The Offeror also reserves the absolute right to waive any of the conditions of the Offer (to the extent permitted by law and the terms of the Offer Document) and any defect or irregularity in the tender of any particular ADSs. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Offeror shall determine. The Offeror’s interpretation of the terms and conditions of the Offer, including, but not limited to, the acceptance forms and instructions thereto, will be final and binding. There shall be no obligation on the Offeror, the U.S. Dealer Manager, the Proxy Solicitor and Information Agent, the U.S. Settlement Agent, the Dutch Settlement Agent or any person acting on its or their behalf to give notice of any defects or irregularities in any acceptance or notice of withdrawal and no liability shall be incurred by any of them for failure to give any such notification. The Offeror reserves the right, in accordance with applicable law, to permit a holder of Shares to accept the Offer in a manner other than as set out above.

10. Requests for Assistance or Additional Copies.  Questions and requests for assistance or additional copies of the Offer Document and this ADS Letter of Transmittal should be directed to the Proxy Solicitor and Information Agent or the U.S. Dealer Manager at their addresses and telephone numbers as indicated below.

11. Lost, Destroyed or Stolen Certificates.  If any ADRs representing ADSs have been lost, stolen, destroyed or mutilated, you should promptly notify BNY Mellon, as the ADS Depositary, at 1-888-BNY-ADRS. You will then be instructed as to the steps that must be taken in order to replace the ADRs. This ADS Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed and a new ADR is issued.

12. Holders of Ordinary Shares Not Represented by ADSs; Non-U.S. Holders of Ordinary Shares.  Acceptance of the Offer in respect of Ordinary Shares (except insofar as they are represented by ADSs) cannot be made through this ADS Letter of Transmittal. This ADS Letter of Transmittal pertains only to holders of ADSs and ADSs represented by ADRs, wherever located.

If you hold Ordinary Shares through a financial intermediary that is an institution admitted to Euronext Amsterdam, you should contact your financial intermediary. Financial intermediaries may tender Ordinary Shares only to the Dutch Settlement Agent, ING Bank N.V., and only in writing, pursuant to Section 6.3.2 (“Acceptance by Holders of Ordinary Shares”) of the Offer Document. If you hold Ordinary Shares in registered form, you may obtain a Tender and Proxy Form for those Ordinary Shares from the Dutch Settlement Agent, ING Bank N.V., at the address and telephone numbers indicated on the back cover of this ADS Letter of Transmittal. A completed and signed Tender and Proxy Form will also serve as a deed of transfer (akte van levering) with respect to the Shares referenced therein. Ordinary Shares held by non-U.S. holders cannot be tendered through this ADS Letter of Transmittal. If acceptance has been made in respect of ADSs, then a separate acceptance in respect of Ordinary Shares represented by those ADSs may not be made.

13. Currency.  The cash consideration paid to tendering holders of ADSs will be paid in U.S. dollars, calculated by using the spot market exchange rate for the U.S. dollar against the Euro on the date on which funds are received by the U.S. Settlement Agent to pay for ADSs upon completion of the Offer, net to the Shareholder in cash, without interest and less any applicable withholding taxes.

14. Procedures for Withdrawal.  Tendering holders of ADSs may withdraw all or part of the ADSs tendered by delivering a properly completed and duly executed notice of withdrawal to the U.S. Settlement Agent, at the applicable address set forth above, prior to the expiration date of the Offer.

This ADS Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the U.S. Settlement Agent prior to the expiration date and either ADRs representing tendered ADSs must be received by the U.S. Settlement Agent or ADSs must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the expiration date, or the tendering holder must comply with the procedures for guaranteed delivery.

IMPORTANT TAX INFORMATION

United States Federal Income Tax

Under U.S. Federal income tax law, a shareholder surrendering ADSs must, unless an exemption applies, provide the U.S. Settlement Agent (as payer) with the ADS holder’s correct TIN on IRS Form W-9 or on the Substitute Form W-9 included in this ADS Letter of Transmittal. If the ADS holder is an individual, the ADS holder’s TIN is such ADS holder’s social security number. If a tendering holder is subject to U.S. federal income tax withholding, the holder must cross out item (2) of the Certification box on the Substitute Form W-9. If the correct TIN is not provided, the ADS holder may be subject to a $50 penalty imposed by the IRS and payments of cash to the ADS holder (or other payee) pursuant to the Offer may be subject to backup withholding at a rate of 31% (pursuant to a scheduled increase from 28% to 31% on January 1, 2011).

Certain ADS holders (including, among others, all corporations and certain foreign individuals and entities) are generally not subject to these backup withholding and reporting requirements. In order for an exempt foreign ADS holder to avoid backup withholding, such person should submit an appropriate IRS Form W-8, signed under penalties of perjury, attesting to his or her exempt status. An appropriate IRS Form W-8 can be obtained from the U.S. Settlement Agent or from the IRS at its website (www.irs.gov). Exempt ADS holders, other than foreign ADS holders, should furnish their TIN, check the box in Part 4 of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the U.S. Settlement Agent in order to avoid erroneous backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. An ADS holder should consult his or her tax advisor as to such ADS holder’s qualification for an exemption from backup withholding and the procedure for such exemption.

If backup withholding applies, the U.S. Settlement Agent is required to withhold and pay over to the IRS 31% (pursuant to a scheduled increase from 28% to 31% on January 1, 2011) of any reportable payments made to an ADS holder. Backup withholding is not an additional tax. Rather, the U.S. Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a ADS holder with respect to ADSs purchased pursuant to the Offer, the ADS holder is required to notify the U.S. Settlement Agent of the ADS holder’s correct TIN by completing the Substitute Form W-9 included in this ADS Letter of Transmittal certifying that (1) the TIN provided on the Substitute Form W-9 is correct (or that such ADS holder is awaiting a TIN), (2) the ADS holder is not subject to backup withholding because (i) the ADS holder is exempt from backup withholding, (ii) the ADS holder has not been notified by the IRS that the ADS holder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified the ADS holder that the ADS holder is no longer subject to backup withholding and (3) the ADS holder is a U.S. person (including a U.S. resident alien).

What Number to Give the U.S. Settlement Agent

The tendering ADS holder is required to give the U.S. Settlement Agent the TIN, generally the social security number or employer identification number, of the record holder of the ADSs tendered hereby. If the ADSs are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. If the tendering ADS holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such ADS holder should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If the box in Part 3 of the Substitute Form W-9 is checked and the U.S. Settlement Agent is not provided with a TIN by the time of payment, the U.S. Settlement Agent will withhold 31% (pursuant to a scheduled increase from 28% to 31% on January 1, 2011) of all reportable payments of the purchase price, which will be refunded if a TIN is provided to the U.S. Settlement Agent within sixty (60) days of the U.S. Settlement Agent’s receipt of the Certificate of Awaiting Taxpayer Identification Number.

PAYER’S NAME: Computershare Trust Company, N.A.
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) Please fill in your name and address below
Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

CHECK APPROPRIATE BOX:
☐  Individual/Sole Proprietor
☐  Corporation
☐  Partnership
☐  Limited Liability Company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) à
☐  Other
Social Security Number or Employer Identification Number Part 3 Awaiting TIN ☐ Part 4 Exempt ☐

Name Address (Number and Street) City, State and Zip Code	Part 2 — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me);
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out Item(2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2). If you are exempt from backup withholding, check the box in Part 4 above.

	SIGNATURE	DATE , 20

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, a portion of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a TIN within sixty (60) days.

Signature Date , 20

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER TAXPAYER IDENTIFICATION NUMBER (“TIN”) TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

WHAT NAME AND NUMBER TO GIVE THE PAYER

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:		Give name and EIN of:
6.	Sole proprietorship or single-owner LLC	The owner(3)
7.	A valid trust, estate, or pension trust	Legal entity(4)
8.	Corporate or LLC electing corporate status on IRS Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note.	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you do not have a TIN or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), any IRA where the payor is also the trustee or custodian, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency, or instrumentality thereof.

Payees that may be exempt from backup withholding include the following:

•	A corporation.

•	A financial institution.

•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct TIN to the payer.

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to an individual.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A of the Internal Revenue Code of 1986, as amended (the “Code”). All section references above are to the Code.

PRIVACY ACT NOTICE — Section 6109 of the Code requires most recipients of dividend, interest, or other payments to give TINs to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TIN — If you fail to furnish your TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The U.S. Settlement Agent for the Offer is:

Computershare Trust Company, N.A.

If delivering by mail:	If delivering by overnight courier:
Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions Suite V 250 Royall Street Canton, MA 02021

Questions or requests for assistance or for additional copies of the Offer Document, this ADS Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Proxy Solicitor and Information Agent or the U.S. Dealer Manager at their telephone numbers and addresses set forth below. ADS holders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

The Proxy Solicitor and Information Agent for the Offer is:

Georgeson Inc.

199 Water Street, 26th Floor
New York, NY 10038-3560

Banks and Brokerage Firms, Please Call:

(212) 440-9800

All Others, Please Call Toll-Free:

(866) 857-2624

The U.S. Dealer Manager for the Offer is:

Georgeson Securities Corporation

199 Water Street, 26th Floor
New York, NY 10038-3560

Please Call Toll-Free:

(800) 445-1790